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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 8, 2005

                         Global Aircraft Solutions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
 ----------------------         ---------------               -----------------
(State of Incorporation)       (Commission File              (IRS Employer
                                     Number)                 Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                     --------------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                   Formerly Renegade Venture (NEV) Corporation
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 1.01. Entry into a Material Definitive Agreement.

ITEM 2.03. Creation of a Direct Financial Obligation of a Registrant

On February 3, 2005 Hamilton Aerospace Technologies, Inc. ("HAT"), a wholly owned subsidiary of Global Aircraft Solutions, Inc. ("Registrant") closed and finalized a Loan and Security Agreement with M&I Marshall & Ilsley Bank to borrow $750,000.00 ("Loan") secured by a first priority lien on HAT's accounts receivables and all other assets. The term of the Loan is 3 years with an interest rate of 6.75% per annum. The Loan is payable in monthly installments of $23,072.19 with a maturity date of January 31, 2008. The Loan is accelerated and becomes immediately due and payable upon default under the terms of the Loan plus fees, costs and late penalties. HAT paid total fees and expenses of approximately $19,701.50 in connection with obtaining the Loan. The Registrant is a Guarantor of the Loan and also primarily responsible for the repayment obligation.

ITEM 9.01 Financial Statements and Exhibits.


(c)   Exhibits

Exhibit No.         Document
-----------         ------------------------------------------------------------

99.1 Form of Loan Agreement between Hamilton Aerospace Technologies, Inc., as Borrower, and M&I Bank as Lender.

99.2 Form of Promissory Note by Hamilton Aerospace Technologies, Inc. in favor M&I Bank as Lender.

99.3 Form of Security Agreement between Hamilton Aerospace Technologies, Inc., as grantors, in favor of M&I Bank as secured creditors.

99.4                Form of Guaranty between Global Aircraft Solutions, Inc.
                    ("Registrant") a nd M&I Bank, as Lender.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 8, 2005
                                            Global Aircraft Solutions, Inc.
                                            (Registrant)


                                            By:  /s/  John Sawyer
                                               --------------------------------
                                            Name:     John Sawyer
                                            Title:    President